Joint Filer Information
Exhibit 99.1
Name:     AV Partners V, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Austin Ventures V Affiliates Fund, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Austin Ventures V, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     AV Partners VI, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Austin Ventures VI Affiliates Fund, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Austin Ventures VI, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     AV Partners VII, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Austin Ventures VII, L.P.
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Joseph C. Aragona
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Kenneth P. DeAngelis
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Jeffery C. Garvey
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Blaine F. Wesner
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact

Name:     Edward E. Olkkola
Address:   Austin Ventures
  300 West Sixth Street
  Austin, Texas 78701
Designated Filer:  John D. Thornton
Issuer & Ticker Symbol:   Motive, Inc. [MOTV]
Date of Event Requiring Statement:  6/24/2004
Signature:    /s/ Kevin Kunz
Name:  Kevin Kunz
Title:  Attorney-in-Fact